UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 09891

Dreyfus Opportunity Funds (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	4/30
Date of reporting period:	4/30/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS OPPORTUNITY FUNDS - DREYFUS HEALTH CARE FUND (Class A, B, C, Class I and T)

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Health Care Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

18	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Important Tax Information

34	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Health Care Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Health Care Fund, covering the 12-month period from May 1, 2008, through April 30, 2009. The U.S. equities market went on a wild ride over the past year, particularly when the market plummeted severely in late 2008, and rebounded over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 5.7% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market.

These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the reporting period of May 1, 2008, through April 30, 2009, as provided by Daphne Karydas and Charles Silberstein, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, Dreyfus Health Care Fund’s Class A shares produced a total return of –23.65%, Class B shares returned –24.26%, Class C shares returned –24.23% and Class I shares returned –23.50%.1 In comparison, the fund’s benchmark, the S&P North American Health Care Sector IndexTM, produced a –20.41% total return, and the broader stock market, as measured by the Standard & Poor’s 500 Composite Stock Price Index, produced a –35.29% total return for the same period.2,3 The U.S. economy fell into recession amid plunging consumer confidence, rising unemployment, shrinking corporate earnings and a global financial crisis.The health care sector, traditionally seen as a defensive investment area, performed better than the overall market. While the fund delivered relatively strong results in several areas within the health care sector, disappointments among biotechnology stocks caused the fund’s returns to lag the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the stocks of health care and health care-related sectors.When choosing stocks, we use fundamental analysis to find companies that have strong industry positions in major product lines, attractive valuations and underappreciated revenue and earnings potential. We also analyze various health care sectors, focusing on trends affecting health care spending, as well as changes in government regulation, technology, products and services. Based on this analysis, the fund may overweight or underweight certain health care sectors. The fund will invest in a combination of growth and value stocks, and typically will maintain exposure to the major health care sectors.

Weathering the Storm

Stocks suffered declines of historic proportions through much of the reporting period as an intensifying global financial crisis and a severe economic recession took their toll. However, the health care sector

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

proved less sensitive than most other market sectors to the downturn, largely due to the non-discretionary nature of essential medical products and services. Stocks generally rebounded strongly in the spring of 2009 as economic deterioration appeared to slow and investors took advantage of historically low valuations in beaten-down stocks. The health care sector benefited from the market’s bounce, with the greatest gains concentrated in the medical technology area.

Disappointments in Biotechnology

Although the fund participated in the springtime rally, its results for the reporting period overall were dampened by weakness in the biotechnology area. While some biotechnology holdings, such as Vertex Pharmaceuticals, gained ground, others fell sharply as the market reacted severely to even modest disappointments. Notably weak performers included BioMarin Pharmaceuticals, XenoPort, which was sold during the reporting period, and Celgene. The fund’s relative returns also suffered from an underweighted position in Genentech, a major component of the benchmark, which was acquired by Swiss pharmaceutical giant Roche during the reporting period.

Responding to a Changing Investment Environment

As markets plunged, we placed greater emphasis on companies producing important and innovative products while remaining mindful of stock valuations and market dynamics. In the medical technology area, strong individual stock selections and well-timed trading decisions benefited the fund’s performance.Top medical technology holdings included St. Jude Medical, which took market share from competitors in cardiac rhythm management and other key areas; and Boston Scientific, in which the fund took a position after the company announced the launch of significant new products. Investments in the specialty pharmaceuticals area also enhanced relative performance,despite disappointments such as Elan, which dipped on product-related issues.Returns benefited from holdings such as Alpharma, which was acquired by King Pharmaceuticals; Barr Pharmaceuticals, which was acquired by Teva Pharmaceutical Industries; and Mylan, which rose late in the reporting period.

As the deepening recession began to affect health care spending patterns, the fund responded by shifting its allocation of assets. For example, in the life sciences tools area, holdings such as Illumina and Life Technologies produced relatively good returns during the first half of the reporting period. As hospitals and laboratories cut spending in the second half of the reporting period, we trimmed the fund’s life sciences tools holdings, bolstering the fund’s relative results.

Positioning for the Future

As of the end of the reporting period, we have positioned the fund for key trends we see at work in today’s health care sector.These include the growing economic pressure impinging on the spending patterns of individuals and medical institutions, the potential impact of national health care reform and the acceleration of pharmaceutical mergers and acquisitions as large drug companies seek to bolster their product pipelines by purchasing biotechnology developers.We believe we have positioned the fund to benefit from these ongoing developments by investing in carefully selected biotechnology and medical technology companies that provide essential medical solutions to improve people’s lives.Therefore, the fund currently maintains an overweighted position in the biotechnology and medical technology areas and underweighted exposure to pharmaceutical companies.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – In February 2007, Standard & Poor’s acquired the Goldman
Sachs Health Care Index which was at that time renamed S&P GSSI Health Care.As of
March 6, 2008, S&P GSSI Health Care was renamed S&P North American Health Care
Sector Index.The index return reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Health Care Sector Index is a capitalization-
weighted index designed as a benchmark for U.S.-traded securities in the health care sector.The index includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.Total returns are calculated on a month-end basis.
3	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Health Care Fund Class A shares and the S&P North American Health Care Sector Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Health Care Fund on 6/29/01 (inception date) to a $10,000 investment made in the S&P North American Health Care Sector Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a capitalization-weighted index designed as a benchmark for U.S.-traded securities in the health care sector.The Index includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/09

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	–28.02%	–1.82%	0.31%
without sales charge	6/29/01	–23.65%	–0.65%	1.07%
Class B shares
with applicable redemption charge †	11/15/02	–27.29%	–1.79%	0.59%†††,††††
without redemption	11/15/02	–24.26%	–1.44%	0.59%†††,††††
Class C shares
with applicable redemption charge ††	11/15/02	–24.99%	–1.44%	0.40%†††
without redemption	11/15/02	–24.23%	–1.44%	0.40%†††
Class I shares	11/15/02	–23.50%	–0.39%	1.26%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 11/15/02 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for that class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Health Care Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 7.86	$ 11.42	$ 11.42	$ 6.68
Ending value (after expenses)	$922.30	$918.90	$918.90	$923.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 8.25	$ 11.98	$ 11.98	$ 7.00
Ending value (after expenses)	$1,016.61	$1,012.89	$1,012.89	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class
C and 1.40% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS April 30, 2009

Common Stocks—95.0%	Shares	Value ($)

Biotechnology—36.4%
Acorda Therapeutics	18,790 [a]	372,606
Alexion Pharmaceuticals	17,270 [a]	577,163
Amgen	20,930 [a]	1,014,477
Amylin Pharmaceuticals	4,500 [a]	49,230
Biogen Idec	9,130 [a]	441,344
BioMarin Pharmaceutical	33,840 [a,b]	435,182
Celgene	18,320 [a]	782,630
Cephalon	7,870 [a,b]	516,351
Cougar Biotechnology	5,630 [a]	196,600
Genzyme	11,230 [a]	598,896
Gilead Sciences	24,660 [a]	1,129,428
Illumina	13,930 [a,b]	520,286
Incyte	31,190 [a]	73,608
Life Technologies	19,430 [a]	724,739
Medivation	6,140 [a,b]	118,686
Myriad Genetics	5,220 [a]	202,484
Onyx Pharmaceuticals	5,340 [a]	138,306
Pharmasset	4,934 [a]	44,406
Qiagen	7,460 [a]	122,941
Regeneron Pharmaceuticals	9,700 [a]	128,622
Rigel Pharmaceuticals	21,220 [a,b]	140,901
Vertex Pharmaceuticals	20,100 [a,b]	619,482
		8,948,368
Distributors—1.5%
Cardinal Health	3,200	108,128
Hospira	7,690 [a]	252,770
		360,898

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Managed Health Care—1.6%
Aetna	5,050	111,150
CIGNA	8,140	160,439
UnitedHealth Group	5,590	131,477
		403,066
Medical Technology—18.7%
Abiomed	8,580 [a,b]	57,229
Baxter International	11,990	581,515
Becton, Dickinson & Co.	2,140	129,427
Boston Scientific	85,150 [a]	716,111
C.R. Bard	5,510	394,681
CardioNet	10,150 [a,b]	210,612
Covidien	22,570	744,359
Hologic	9,600 [a]	142,656
Masimo	8,773 [a]	253,540
NuVasive	10,320 [a,b]	391,128
St. Jude Medical	16,700 [a]	559,784
Zimmer Holdings	9,726 [a]	427,847
		4,608,889
Pharmaceutical—20.0%
Abbott Laboratories	11,240	470,394
Allergan	6,320	294,891
Bayer, ADR	6,320 [a]	312,587
Bristol-Myers Squibb	22,500	432,000
Johnson & Johnson	2,280	119,381
Merck & Co.	35,100	850,824
Novartis, ADR	6,030	228,597
Pfizer	60,920	813,891

Common Stocks (continued)	Shares	Value ($)

Pharmaceutical (continued)
Roche Holding, ADR	14,540	459,900
Schering-Plough	25,230	580,795
Wyeth	8,570	363,368
		4,926,628
Services—10.8%
Amedisys	5,520 [a,b]	185,141
Community Health Systems	11,900 [a]	271,796
CVS Caremark	30,649	974,025
Express Scripts	10,580 [a]	676,803
Medco Health Solutions	5,250 [a]	228,638
Medicines	18,250 [a]	182,135
Psychiatric Solutions	6,970 [a]	135,148
		2,653,686
Specialty Pharmaceuticals—6.0%
Auxilium Pharmaceuticals	13,380 [a,b]	306,402
Mylan	34,710 [a,b]	459,908
Shire, ADR	3,150	117,401
Teva Pharmaceutical Industries, ADR	13,440 [b]	589,882
		1,473,593
Total Common Stocks
(cost $23,819,220)		23,375,128

Other Investment—5.5%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,344,000)	1,344,000 [c]	1,344,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—14.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $3,603,230)	3,603,230 [c]	3,603,230

Total Investments (cost $28,766,450)	115.1%	28,322,358
Liabilities, Less Cash and Receivables	(15.1%)	(3,719,284)
Net Assets	100.0%	24,603,074

ADR—American Depository Receipts

a Non-income producing security.
b All or a portion of these securities are on loan.At April 30, 2009, the total market value of the fund’s securities on loan is $3,493,274 and the total market value of the collateral held by the fund is $3,707,282, consisting of cash collateral of $3,603,230 and U.S. Government and Agency securitites valued at $104,052.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Biotechnology	36.4	Specialty Pharmaceuticals	6.0
Money Market Investments	20.1	Managed Health Care	1.6
Pharmaceutical	20.0	Distributors	1.5
Medical Technology	18.7
Services	10.8		115.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,493,274)—Note 1(b):
Unaffiliated issuers	23,819,220	23,375,128
Affiliated issuers	4,947,230	4,947,230
Cash		89,743
Receivable for shares of Beneficial Interest subscribed		78,584
Dividends and interest receivable		22,087
Prepaid expenses		40,510
		28,553,282
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		26,384
Liability for securities on loan—Note 1(b)		3,603,230
Payable for investment securities purchased		251,232
Payable for shares of Beneficial Interest redeemed		20,389
Accrued expenses		48,973
		3,950,208
Net Assets ($)		24,603,074
Composition of Net Assets ($):
Paid-in capital		31,829,194
Accumulated net realized gain (loss) on investments		(6,782,028)
Accumulated net unrealized appreciation
(depreciation) on investments		(444,092)
Net Assets ($)		24,603,074

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	20,739,451	816,394	2,968,100	79,129
Shares Outstanding	1,723,275	71,684	260,889	6,467
Net Asset Value
Per Share ($)	12.03	11.39	11.38	12.24

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $8,057 foreign taxes withheld at source):
Unaffiliated issuers	175,494
Affiliated issuers	20,921
Income from securities lending	15,296
Total Income	211,711
Expenses:
Management fee—Note 3(a)	196,761
Shareholder servicing costs—Note 3(c)	106,372
Registration fees	61,596
Auditing fees	46,159
Distribution fees—Note 3(b)	27,986
Prospectus and shareholders’ reports	15,014
Custodian fees—Note 3(c)	8,337
Trustees’ fees and expenses—Note 3(d)	923
Loan commitment fees—Note 2	39
Miscellaneous	16,616
Total Expenses	479,803
Less—reduction in management fee due to undertaking—Note 3(a)	(88,706)
Less—reduction in fees due to earnings credits—Note 1(b)	(3,122)
Net Expenses	387,975
Investment (Loss)—Net	(176,264)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,597,768)
Net unrealized appreciation (depreciation) on investments	(1,840,634)
Net Realized and Unrealized Gain (Loss) on Investments	(8,438,402)
Net (Decrease) in Net Assets Resulting from Operations	(8,614,666)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009[a]	2008[b]

Operations ($):
Investment (loss)—net	(176,264)	(98,008)
Net realized gain (loss) on investments	(6,597,768)	305,761
Net unrealized appreciation
(depreciation) on investments	(1,840,634)	(447,508)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,614,666)	(239,755)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(33,307)	(427,850)
Class B Shares	(1,970)	(85,527)
Class C Shares	(5,481)	(78,640)
Class I Shares	(378)	(10,245)
Class T Shares	(706)	(9,989)
Total Dividends	(41,842)	(612,251)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	39,402,079	8,177,243
Class B Shares	259,304	335,671
Class C Shares	2,399,159	1,743,728
Class I Shares	160,097	128,811
Class T Shares	369,187	196,235

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009[a]	2008[b]

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	29,983	387,149
Class B Shares	1,646	74,555
Class C Shares	2,883	54,953
Class I Shares	348	8,672
Class T Shares	627	9,142
Cost of shares redeemed:
Class A Shares	(21,164,092)	(4,125,079)
Class B Shares	(502,837)	(443,013)
Class C Shares	(883,397)	(204,870)
Class I Shares	(193,886)	(55,526)
Class T Shares	(518,700)	(49,242)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	19,362,401	6,238,429
Total Increase (Decrease) in Net Assets	10,705,893	5,386,423
Net Assets ($):
Beginning of Period	13,897,181	8,510,758
End of Period	24,603,074	13,897,181

		Year Ended April 30,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac,d
Shares sold	2,710,216	500,047
Shares issued for dividends reinvested	2,402	23,810
Shares redeemed	(1,618,748)	(255,114)
Net Increase (Decrease) in Shares Outstanding	1,093,870	268,743
Class Bc
Shares sold	19,101	20,924
Shares issued for dividends reinvested	139	4,795
Shares redeemed	(37,644)	(28,491)
Net Increase (Decrease) in Shares Outstanding	(18,404)	(2,772)
Class C
Shares sold	184,822	111,681
Shares issued for dividends reinvested	244	3,539
Shares redeemed	(70,559)	(13,192)
Net Increase (Decrease) in Shares Outstanding	114,507	102,028
Class I
Shares sold	10,560	7,418
Shares issued for dividends reinvested	28	526
Shares redeemed	(15,370)	(3,293)
Net Increase (Decrease) in Shares Outstanding	(4,782)	4,651
Class Td
Shares sold	26,179	12,143
Shares issued for dividends reinvested	52	577
Shares redeemed	(39,938)	(3,125)
Net Increase (Decrease) in Shares Outstanding	(13,707)	9,595

a Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c During the period ended April 30, 2009, 10,545 Class B shares representing $148,004 were automatically converted to 10,022 Class A shares and during the period ended April 30, 2008, 4,106 Class B shares representing $64,604 were automatically converted to 3,932 Class A shares.
d On the close of business on February 4, 2009, 11,918 Class T shares representing $151,840 were automatically converted to 11,573 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.80	16.90	15.11	14.24	13.98
Investment Operations:
Investment (loss)—net[a]	(.09)	(.12)	(.10)	(.13)	(.09)
Net realized and unrealized
gain (loss) on investments	(3.66)	(.05)	2.51	1.05	.58
Total from Investment Operations	(3.75)	(.17)	2.41	.92	.49
Distributions:
Dividends from net realized
gain on investments	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	12.03	15.80	16.90	15.11	14.24
Total Return (%)[b]	(23.65)	(1.15)	16.31	6.51	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05	2.36	2.71	2.61	3.69
Ratio of net expenses
to average net assets	1.65	1.64	1.66	1.65	1.65
Ratio of net investment (loss)
to average net assets	(.68)	(.71)	(.63)	(.84)	(.65)
Portfolio Turnover Rate	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period ($ x 1,000)	20,739	9,945	6,097	7,085	5,060

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.07	16.28	14.69	13.95	13.82
Investment Operations:
Investment (loss)—net[a]	(.20)	(.23)	(.20)	(.25)	(.21)
Net realized and unrealized
gain (loss) on investments	(3.46)	(.05)	2.41	1.04	.57
Total from Investment Operations	(3.66)	(.28)	2.21	.79	.36
Distributions:
Dividends from net realized
gain on investments	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	11.39	15.07	16.28	14.69	13.95
Total Return (%)[b]	(24.26)	(1.88)	15.48	5.64	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.94	3.30	3.61	3.36	4.57
Ratio of net expenses
to average net assets	2.40	2.40	2.41	2.40	2.40
Ratio of net investment (loss)
to average net assets	(1.47)	(1.47)	(1.38)	(1.60)	(1.43)
Portfolio Turnover Rate	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period ($ x 1,000)	816	1,358	1,512	1,985	1,108

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.05	16.27	14.68	13.93	13.81
Investment Operations:
Investment (loss)—net[a]	(.18)	(.22)	(.20)	(.24)	(.20)
Net realized and unrealized
gain (loss) on investments	(3.47)	(.07)	2.41	1.04	.55
Total from Investment Operations	(3.65)	(.29)	2.21	.80	.35
Distributions:
Dividends from net realized
gain on investments	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	11.38	15.05	16.27	14.68	13.93
Total Return (%)[b]	(24.23)	(1.89)	15.42	5.72	2.55
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.87	3.15	3.49	3.38	4.50
Ratio of net expenses
to average net assets	2.40	2.39	2.41	2.40	2.40
Ratio of net investment (loss)
to average net assets	(1.41)	(1.46)	(1.38)	(1.58)	(1.42)
Portfolio Turnover Rate	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period ($ x 1,000)	2,968	2,203	721	867	684

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended April 30,

Class I Shares	2009	2008[a]	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.03	17.09	15.25	14.31	14.01
Investment Operations:
Investment (loss)—net[b]	(.07)	(.08)	(.09)	(.07)	(.04)
Net realized and unrealized
gain (loss) on investments	(3.70)	(.05)	2.55	1.06	.57
Total from Investment Operations	(3.77)	(.13)	2.46	.99	.53
Distributions:
Dividends from net realized
gain on investments	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	12.24	16.03	17.09	15.25	14.31
Total Return (%)	(23.50)	(.90)	16.57	6.90	3.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00	2.24	2.14	2.26	3.58
Ratio of net expenses
to average net assets	1.40	1.40	1.41	1.27	1.40
Ratio of net investment (loss)
to average net assets	(.51)	(.47)	(.62)	(.44)	(.42)
Portfolio Turnover Rate	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period ($ x 1,000)	79	180	113	1,235	1,127

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Health Care Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective seeks long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 16, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Premier Opportunity Funds” and “Dreyfus Premier Health Care Fund” to “Dreyfus Opportunity Funds” and “Dreyfus Health Care Fund,” respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	27,549,871	772,487	—	28,322,358
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009, The Bank of New York Mellon earned $6,555 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,759,519 and unrealized depreciation $3,157,719. In addition, the fund had $2,308,882 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: ordinary income $41,842 and $705 and long term capital gains $0 and $611,546, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $176,264, increased accumulated net realized gain (loss) on investments by $204 and decreased paid-in-capital by $176,468. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended April 30, 2009, the fund did not borrow under the BNYM Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, from May 1, 2008 until September 1, 2009, that, if the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage fees, 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $88,706 during the period ended April 30, 2009.

During the period ended April 30, 2009, the Distributor retained $4,180 and $5 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $4,448 and $4,053 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2009, Class B, Class C and Class T shares were charged $8,044, $19,361 and $581, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and ClassT shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to share-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

holder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B, Class C and Class T shares were charged $44,498, $2,681, $6,454 and $581, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $23,775 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $2,823 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $8,337 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,068, Rule 12b-1 distribution plan fees $2,322, shareholder services plan fees $5,004, custodian fees $1,315, chief compliance officer fees $2,793 and transfer agency per account fees $5,739, which are offset against an expense reimbursement currently in effect in the amount of $8,857.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $49,043,362 and $30,355,176, respectively.

At April 30, 2009, the cost of investments for federal income tax purposes was $31,480,077; accordingly, accumulated net unrealized depreciation on investments was $3,157,719, consisting of $1,532,352 gross unrealized appreciation and $4,690,071 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Health Care Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Health Care Fund (one of the series comprising Dreyfus Opportunity Funds) (formerly, Dreyfus Premier Health Care Fund, one of the series comprising Dreyfus Premier Opportunity Funds), as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Health Care Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2009

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0242 per share as a short-term capital gain distribution paid on December 18, 2008. Also the fund hereby designates 87.98% of the ordinary dividends paid during the fiscal year ended April 30, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $41,842 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (2000)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981–present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Whitney I. Gerard (74)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

Nathan Leventhal (66)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007–present)
• Chairman of the Avery-Fisher Artist Program (November 1997–present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 50
———————
George L. Perry (74)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 28
———————
Benaree Pratt Wiley (62)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Chair of Advisory Board
• The Boston Foundation, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
No. of Portfolios for which Board Member Serves: 74

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

The Fund 37

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,229 in 2008 and $25,735 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2008 and $10,552 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,043 in 2008 and $3,181 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4 in 2008 and $6 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,465,481 in 2008 and $18,957,657 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

- Dreyfus Health Care Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 29, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)